UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 11, 2014
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive, Madison, Wisconsin 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01        OTHER EVENTS

The annual meeting of stockholders of Cellectar Biosciences, Inc., will be held at its headquarters at 3301 Agriculture Drive, Madison, WI 53716 on Thursday, May 22, 2014, beginning at 10:00 A.M., Central time. The agenda will include the election of two Class III directors and such other items as are set forth in the Notice of Meeting to be delivered to stockholders in the near future. Our board of directors has fixed the close of business on Friday, April 11, 2014, as the record date for the determination of the stockholders entitled to receive notice of, and to vote at, the meeting and any adjournment.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2014	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Joanne M. Protano
Name: Joanne M. Protano
Title: Vice President and Chief Financial Officer

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